UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2005

EDISON INTERNATIONAL

(Exact name of registrant as specified in its charter)

CALIFORNIA	001-9936	95-4137452
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2244 Walnut Grove Avenue

(P.O. Box 800)

Rosemead, California 91770

(Address of principal executive offices, including zip code)

626-302-2222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On September 28, 2005, Bryant C. Danner, former Executive Vice President and General Counsel of Edison International, entered into an engagement letter with Edison International to provide legal services in connection with environmental matters affecting Edison International and its subsidiaries. Under the terms of the letter, a copy of which is attached hereto as Exhibit 99.1, Mr. Danner will be compensated at an hourly billing rate of $300.

Mr. Danner was a “named executive officer” of Edison International in its 2005 proxy statement filed with the SEC on April 11, 2005. Mr. Danner retired from Edison International at the close of business on June 30, 2005.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
(c) Exhibits

See the Exhibit Index below.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDISON INTERNATIONAL
(Registrant)

/s/ Linda G. Sullivan
----------------------------------------------------
Linda G. Sullivan
Vice President and Controller

Date: October 4, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Engagement Letter for Legal Services between Edison International and Bryant C. Danner, effective as of September 28, 2005.

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